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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Thomas M. Duff, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
section 1350, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 9, 2004

                                    By: /s/ Thomas M. Duff
                                    --------------------------------
                                    Chief Executive Officer